Remeasurement items affecting operating profit	12 Months Ended
Jun. 30, 2019
Remeasurement items affecting operating profit
Remeasurement items affecting operating profit

9Remeasurement items affecting operating profit

		2019	2018	2017
for the year ended 30 June	Note	Rm	Rm	Rm

Effect of remeasurement items for subsidiaries and joint operations
Impairment of		18 451	9 115	2 477
property, plant and equipment	17	14 161	7 623	415
assets under construction	18	4 272	1 492	1 942
goodwill and other intangible assets		11	—	120
other assets		7	—	—
Reversal of impairment of		(949)	(354)	(1 136)
property, plant and equipment	17	(650)	—	(272)
assets under construction	18	(299)	(14)	(849)
goodwill and other intangible assets		—	(56)	—
equity accounted investments		—	(269)	(15)
other assets		—	(15)	—
Fair value write down — assets held for sale		—	—	64
Loss/(profit) on	10	1 109	828	211
disposal of property, plant and equipment		(32)	(3)	(25)
disposal of goodwill and other intangible assets		—	11	4
disposal of other assets		—	(1)	—
disposal of businesses		(267)	(833)	(51)
scrapping of property, plant and equipment		556	454	183
disposal and scrapping of assets under construction		852	1 200	100
Write-off of unsuccessful exploration wells	18	34	312	—

Remeasurement items per income statement		18 645	9 901	1 616
Tax effect		(4 012)	(1 834)	(532)
Non-controlling interest effect		(5)	(9)	(7)

Total remeasurement items for subsidiaries and joint operations, net of tax		14 628	8 058	1 077
Effect of remeasurement items for equity accounted investments		15	11	14

Total remeasurement items for the group, net of tax		14 643	8 069	1 091

Impairment/reversal of impairments

The group’s non-financial assets, other than inventories and deferred tax assets, are assessed for impairment at each reporting date or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverable amounts are estimated for individual assets or, where an individual asset cannot generate cash inflows independently, the recoverable amount is determined for the larger cash generating unit to which it belongs.

Impairment calculations

The recoverable amount of the assets assessed for impairment is determined based on the higher of the fair value less costs to sell or value-in-use calculations. Key assumptions relating to this valuation include the discount rate and cash flows. Future cash flows are estimated based on financial budgets covering a five year period and extrapolated over the useful life of the assets to reflect the long term plans for the group using the estimated growth rate for the specific business or project. Where reliable cash flow projections are available for a period longer than five years, those budgeted cash flows are used in the impairment calculation. The estimated future cash flows and discount rate are post-tax, based on the assessment of current risks applicable to the specific entity and country in which it operates. Discounting post-tax cash flows at a post-tax discount rate yields the same results as discount pre-tax cash flows at a pre-tax discount rate, assuming there are no significant temporary tax differences.

Main assumptions used for impairment calculations

		2019	2018	2017

Long-term average crude oil price (Brent) (nominal)*	US$/bbl	71,17	73,91	74,29
Long-term average gas price (Henry Hub), excluding margins (real)*	US$/mmbtu	3,44	3,49	3,69
Long-term average ethane price (nominal)*	US$c/gal	39,04	37,42	44,27
Long-term average ammonia price*	Rand/ton	4 258,54	5 807,46	6 392,85
Long-term average exchange rate*	Rand/US$	14,29	13,57	14,71

*

Assumptions are provided on a long-term average basis. Oil price, ammonia price and exchange rate assumptions are calculated based on a five year period, while the ethane price is based on a ten year period. The Henry Hub gas price is calculated until 2041, linked to the plant’s useful life.

		South Africa	United States of America	Europe	Canada
		%	%	%	%

Growth rate — long-term Producer Price Index	2019	5,50	2,00	2,00	2,00
Weighted average cost of capital*	2019	13,12	7,18	7,18 – 9,48	7,18
Discount rate — risk adjusted	2019	13,12	7,18	7,18 – 9,48	10,00
Growth rate — long-term Producer Price Index	2018	5,50	2,00	2,00	2,00
Weighted average cost of capital*	2018	12,71	7,56	7,68 – 9,35	7,68
Discount rate — risk adjusted	2018	12,71	7,56	7,68 – 9,35	10,00
Growth rate — long-term Producer Price Index	2017	5,50	2,00	2,00	2,00
Weighted average cost of capital*	2017	12,50	6,60	6,60 – 8,22	6,60
Discount rate — risk adjusted	2017	12,50	6,60	6,60 – 8,22	9,50 – 9,80

*	Calculated using spot market factors on 30 June.

Areas of judgement:

Management determines the expected performance of the assets based on past performance and its expectations of market developments. The weighted average growth rates used are consistent with the increase in the geographic segment long-term Producer Price Index. Estimations are based on a number of key assumptions such as volume, price and product mix which will create a basis for future growth and gross margin. These assumptions are set in relation to historic figures and external reports. If necessary, these cash flows are then adjusted to take into account any changes in assumptions or operating conditions that have been identified subsequent to the preparation of the budgets.

The weighted average cost of capital rate (WACC) is derived from a pricing model. The variables used in the model are established on the basis of management judgement and current market conditions. Management judgement is also applied in estimating future cash flows and defining of cash-generating units. These values are sensitive to the cash flows projected for the periods for which detailed forecasts are not available and to the assumptions regarding the long-term sustainability of the cash flows thereafter.

Determining as to whether, and by how much, cost incurred on a project is abnormal and needs to be scrapped involves judgement. The factors considered by management include the scale and complexity of the project, the technology being applied and guidance from experts in terms of what constitute abnormal wastage on the project.

Significant impairment (reversals of impairment) of assets in 2019

		Property, plant and equipment	Assets under con- struction	Goodwill and other intangible assets	Other	Total
	Business	2019	2019	2019	2019	2019
Cash-generating unit (CGU)	segmentation	Rm	Rm	Rm	Rm	Rm

Tetramerization value chain (LCCP)	Performance Chemicals	3 929	3 474	—	—	7 403
Ethylene Oxide/Ethylene Glycol value chain (LCCP)	Performance Chemicals	4 662	798	—	—	5 460
Ammonia value chain	Base Chemicals	3 347	—	—	—	3 347
Sasol Canada — Shale gas assets	Exploration and Production International	1 947	—	—	—	1 947
Chlor Vinyls value chain	Base Chemicals	(650)	(299)	—	—	(949)
High Purity Alumina assets	Performance Chemicals	205	—	—	—	205
Sasol Wilmar Alcohol Industries	Performance Chemicals	65	—	11	7	83
Other	Various	6	—	—	—	6

		13 511	3 973	11	7	17 502

Performance Chemicals — Tetramerization and Ethylene Oxide/Ethylene Glycol (EO/EG) value chains

In 2019, the Tetramerization and EO/EG value chains were impaired by R7,4 billion (US$526 million) and R5,5 billion (US$388 million), respectively. The impairments were driven by an increase in capital cost for the Lake Charles Chemicals Project (LCCP) and lower US ethylene and global mono-ethylene glycol price assumptions as at 30 June 2019. The upstream ethane cracker is a corporate asset and the increase in its capital cost has an impact on the downstream derivative units. All cash generating units linked to the LCCP were assessed for impairment.

Base Chemicals — Ammonia value chain

In 2019, an impairment of R3,3 billion was recognised on our Ammonia value chain mainly as a result of lower international ammonia sales price assumptions in the short- to medium-term and increased gas feedstock prices in the longer term.

Sasol Canada — Shale gas assets

Our shale gas assets in Canada were impaired by a further R1,9 billion (CAD181 million) as at 30 June 2019 to a carrying value of R22 million (CAD2 million), impacted by the depressed Canadian gas price environment. This is aligned with the anticipated fair value. We remain committed to divest from these assets as part of our strategic portfolio optimisation.

These assets were previously impaired (2018 – R2,8 billion (CAD281 million); 2016 – R9,9 billion (CAD880 million); 2015 – R1,3 billion (CAD133 million); 2014 – R5,3 billion (CAD540 million)), mainly due to the declining gas prices.

Base Chemicals — Chlor Vinyls value chain

In 2018, the full carrying value of our Chlor Vinyls value chain in South Africa was impaired by R5,2 billion due to the continued and sustained strengthening of the exchange rate outlook and the resulting impact on Base Chemicals margins.

A structural change in the integrated ethylene value chain  led to the extension of the useful life of the Chlor Vinyls CGU in Sasolburg from 2034 to 2050.

Based on the sustained improvement in the impairment calculation due to the useful life extension, R949 million of the previous impairment recognised was reversed on 31 December 2018.

Significant scrapping of assets

Lake Charles Chemicals Project

In 2019, we scrapped R682 million (US$48 million) of cost incurred on the LCCP, mainly relating to rework that was required on the Low Density Polyethylene compression motor that was damaged and a number of heat exchangers that had to be either repaired or replaced due to quality issues. Management considered the scale and complexity of the project, the technology being applied and input from experts to determine the cost incurred on the project which were scrapped.

Significant impairments of assets in prior periods

Sasol Petroleum Mozambique — PSA

In 2018, an impairment of R1,1 billion (US$94 million) was recognised in respect of the PSA asset. The project was still in an early stage of development with the impairment largely driven by lower than expected oil volumes and weaker long-term macroeconomic assumptions. A discount rate of 13,23% (2017: 12,16%) was used which takes into account the project’s exposure to both South Africa and Mozambique operating and fiscal environment.

Base Chemicals — Lake Charles Chemicals Project

In 2016, following the announcement of the US$2 billion cost overrun on the LCCP, we recognised an impairment of R956 million (US$65 million) on the Low-Density Polyethylene (LDPE) unit. In 2017, following a detailed review of the plant economics and on evaluating the results of benchmarking of similar Sasol assets, the useful life of the asset was extended from 25 years to 50 years. Based on this, the previous impairment of R849 million (US$65 million) was reversed.

US Phenolics

In 2017 the US Phenolics assets were impaired by R527 million (US$38,4 million), in addition to R165 million (US$11,2 million) impaired in 2016. These impairments were largely driven by lower forecasted profit margins and lower volumes.

Significant scrapping of assets in prior periods

US Gas-To-Liquids (GTL)

At 31 December 2017 we scrapped the remaining capitalised FEED costs relating to our US GTL assets of R1,1 billion (US$83 million), following our formal strategic decision not to pursue new GTL ventures in future. This is in addition to an impairment recognised in 2017 of R1,7 billion (US$130 million) based on the delay of the US GTL project and the uncertainty around the probability and timing of project execution.

Sensitivity to changes in assumptions:

Management has considered the sensitivity of the impairment calculations to various key assumptions such as crude oil and gas prices, commodity prices and exchange rates. These sensitivities have been taken into consideration in determining the required impairments and reversals of impairments. The following assets are particularly impacted by changes in key assumptions:

Performance Chemicals — Tetramerization and EO/EG value chains

The Tetramerization and EO/EG value chains are highly sensitive to changes in assumptions. A 5% change in the ethane price assumption could change the recoverable amount of these value chains by approximately R85 million (US$6 million) and R774 million (US$55 million), respectively. An increase in overall project cost of US$200 million would decrease the value of the Tetramerization CGU by R70 million (US$5 million) and the EO/EG CGU by R422 million (US$30 million). As the LCCP is nearing completion and with the upstream ethylene cracker having reached beneficial operation in August 2019, these value chains are not expected to incur significant additional capital costs. The pricing factors are outside of the control of management. We continue to monitor these assets, as well as the other derivative units within the LCCP complex for further impairments.

Base Chemicals — Ammonia value chain

The performance of this CGU is highly sensitive to changes in international Ammonia prices driven by changes in the global market conditions. A 5% increase in the ammonia price assumption could increase the recoverable amount of the CGU by approximately R1 138 million. A $1/GJ increase in gas feedstock prices in the long-term will decrease the recoverable amount by approximately R230 million. The pricing factors are outside of the control of management.

Base Chemicals — Chlor Vinyls value chain

The performance of this CGU is highly sensitive to the Rand/US$ exchange rate. A R0,50/US$ weakening in the exchange rate assumption could increase the recoverable amount of the CGU by approximately R872 million. The macro-economic factors are outside of the control of management. The Base Chemicals CGUs are also highly sensitive to variability in product prices driven by changes in the global market conditions. We continue to monitor these assets for signs of recovery indicating a reversal of impairment.

Sasol Petroleum Mozambique — Production Sharing Agreement (PSA)

The PSA is sensitive to changes in assumptions regarding capital, costs, gas prices and discount rates. A capital costs increase of 20% would decrease the recoverable amount by R1 183 million (US$84 million). A 10% increase in gas prices would increase the recoverable amount by approximately R141 – R521 million (US$10 – US$37 million). A 0,5% increase in the discount rate would decrease the recoverable amount by approximately R380 – R408 million (US$27 – US$29 million).

Accounting policies:

Remeasurement items are items of income and expense recognised in the income statement that are less closely aligned to the operating or trading activities of the reporting entity and includes the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets. The group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and is adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

The group’s corporate assets are allocated to the relevant cash generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.